UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 26, 2016

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

The Tower at PNC Plaza

300 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2401

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Paul W. Chellgren, Anthony A. Massaro and Thomas J. Usher did not stand for re-election to the Board of Directors (the “Board”) of The PNC Financial Services Group, Inc. (“PNC”) at the annual shareholders meeting held on April 26, 2016 as each had reached the mandatory retirement age set in PNC’s corporate governance guidelines.

(e) Shareholder Approval of 2016 Incentive Award Plan

As described in Item 5.07 below, PNC’s shareholders approved the adoption of PNC’s 2016 Incentive Award Plan (the “Plan”) at the annual meeting of shareholders on April 26, 2016. The Plan was adopted by PNC’s Board on March 3, 2016, subject to shareholder approval at the annual meeting. Now that shareholder approval has been obtained, the Plan is effective as of April 26, 2016. Subject to adjustment in certain circumstances, the Plan authorizes up to 30,000,000 shares of common stock for issuance, plus the balance of shares authorized but unissued available under PNC’s 2006 Incentive Award Plan.

All of the employees and officers of PNC and its subsidiaries, including all of PNC’s executive officers, are eligible for grants under the Plan. All of the non-employee directors of PNC are also eligible to receive grants under the Plan. Generally, grants may be made in any of the following forms: (1) incentive stock options; (2) nonstatutory stock options; (3) share awards; (4) restricted shares; (5) share units; (6) share appreciation rights; (7) restricted share units; (8) performance awards; (9) other share-based awards (including dividend equivalent awards); and (10) dollar-denominated awards. Grants under the Plan are authorized by the Plan committee, which, for purposes of awards granted to employees, means the Compensation Committee of the Board or its delegate and, for purposes of awards granted to non-employee directors, means the Nominating and Governance Committee of the Board, unless otherwise determined by the Board. As of April 28, 2016, no awards have been granted under the Plan to any employees or non-employee directors.

A detailed summary of the Plan appears on pages 84-94 of PNC’s definitive proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on March 15, 2016. That summary is incorporated herein by reference. A copy of the Plan document was included as Annex B to the proxy statement, and is incorporated by reference as Exhibit 10.50 to this Report and to this Item 5.02(e).

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of shareholders of PNC was held on April 26, 2016 for the purpose of considering and acting upon the following matters:

(1)	The election of 13 directors to serve until the next annual meeting and until their successors are elected and qualified;

(2)	The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2016;

(3)	The approval of the 2016 Incentive Award Plan; and

(4)	An advisory vote to approve named executive officer compensation.

The final voting results for each proposal, as certified by the judge of election for the annual meeting, are described below. Fractional shares have been rounded up to the nearest whole number. For beneficial owners holding PNC shares at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted under NYSE regulations from voting on the owner’s behalf.

(1)	Thirteen directors were elected and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Nominee	For	%	Against	%	Abstain	Broker Non- Votes
Charles E. Bunch	354,517,543	90.06%	39,143,397	9.94%	1,246,386	39,346,939
Marjorie Rodgers Cheshire	391,729,149	99.38%	2,447,954	0.62%	730,317	39,346,939
William S. Demchak	379,981,970	96.56%	13,545,336	3.44%	1,380,098	39,346,939
Andrew T. Feldstein	392,058,484	99.46%	2,125,227	0.54%	723,709	39,346,939
Daniel R. Hesse	393,298,815	99.78%	877,568	0.22%	731,037	39,346,939
Kay Coles James	391,945,981	99.58%	1,670,376	0.42%	1,290,654	39,346,939
Richard B. Kelson	387,624,781	98.33%	6,565,565	1.67%	717,074	39,346,939
Jane G. Pepper	389,633,998	98.85%	4,547,625	1.15%	725,782	39,346,939
Donald J. Shepard	388,548,067	98.70%	5,101,885	1.30%	1,257,468	39,346,939
Lorene K. Steffes	391,092,257	99.22%	3,070,310	0.78%	744,853	39,346,939
Dennis F. Strigl	388,267,975	98.64%	5,337,934	1.36%	1,301,496	39,346,939
Michael J. Ward	381,520,987	96.79%	12,646,484	3.21%	739,949	39,346,939
Gregory D. Wasson	393,312,755	99.78%	868,444	0.22%	726,052	39,346,939

(2)	The Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2016 was ratified and the aggregate votes cast for or against and the abstentions were as follows:

For	%	Against	%	Abstain
430,574,279	99.40%	2,599,582	0.60%	1,080,498

(3)	The 2016 Incentive Award Plan was approved and the aggregate votes cast for and against, as well as the abstentions and broker non-votes, were as follows:

For	%	Against	%	Abstain	Broker Non-Votes
368,023,221	93.70%	24,737,092	6.30%	2,147,107	39,346,939

(4)	The advisory resolution on executive compensation was approved and the aggregate votes cast for and against, as well as the abstentions and broker non-votes, were as follows:

For	%	Against	%	Abstain	Broker Non- Votes
381,918,350	97.33%	10,483,236	2.67%	2,505,595	39,346,939

With respect to all of the preceding matters, holders of our common and voting preferred stock voted together as a single class. The following table sets forth, as of the January 29, 2016 record date, the number of shares of each class or series of stock that were issued and outstanding and entitled to vote, the voting power per share, and the aggregate voting power of each class or series:

Title of Class or Series	Voting Rights Per Share	Number of Shares Entitled to Vote	Aggregate Voting Power
Common Stock	1	502,399,069	502,399,069
$1.80 Cumulative Convertible Preferred Stock - Series B*	8	615	4,920

Total possible votes			502,403,989

*	Holders of Series B preferred stock are entitled to 8 votes per share, which is equal to the number of full shares of common stock into which the Series B preferred stock is convertible.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed on the Exhibit Index accompanying this form 8-K is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: April 29, 2016	By:	/s/ Gregory H. Kozich
		Name:	Gregory H. Kozich
		Title:	Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

10.50	The PNC Financial Services Group, Inc. 2016 Incentive Award Plan	Incorporated by reference to Annex B to PNC’s definitive proxy statement for its 2016 annual meeting of shareholders, filed March 15, 2016.